                                                                   EXHIBIT 99(A)

                           DISCOVER CARD MASTER TRUST
                                  Series 1993-3
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1999


     Pursuant to the Series Supplement dated as of November 23, 1993, for Series 1993-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 1999. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Aggregate Distributions for the Fiscal Year Ended
     ---------------------------------------------------------------------------
     November 30, 1999
     -----------------

     1.  Class A Certificates
         --------------------

         (a)  The amount of distribution to
              Class A Certificateholders on
              the related Distribution Dates.

                                                  Total             Interest        Principal
                                             ---------------   ---------------   ---------------
                                             $ 21,699,999.96   $ 21,699,999.96   $   0.00

         (b)  The amount of the distribution
              set forth in paragraph (a)
              above, per $1,000 interest.

                                                  Total             Interest        Principal
                                             ---------------   ---------------   ---------------
                                             $   61.99999989   $   61.99999989   $   0.00000000

2.   Class B Certificates
     --------------------

     (a) The amount of distribution to Class B
         Certificateholders on the related
         Distribution Dates.

                                                  Total             Interest        Principal
                                             ---------------   ---------------   ---------------
                                             $  1,063,798.56   $  1,063,798.56   $   0.00

    (b)  The amount of the distribution set
         forth in paragraph (a) above, per
         $1,000 interest.


                                                  Total             Interest        Principal
                                             ---------------   ---------------   ---------------
                                             $   64.50000364   $   64.50000364   $   0.00000000


Series 1993-3

B.   Information Regarding the Performance of the Trust
     --------------------------------------------------

     1.  Collections of Receivables
     ------------------------------

(a)  The aggregate amount of Finance Charge
     Collections processed during the related Due
     Periods.                                         $ 5,072,424,985.16


(b)  The aggregate amount of Principal Collections
     processed during the related Due Periods.        $46,819,203,364.03


(c)  The aggregate amount of Finance Charge
     Collections processed during the related Due
     Periods which was allocated in respect of the
     Class A Certificates.                            $    67,958,843.01


(d)  The aggregate amount of Principal Collections
     processed during the related Due Periods which
     was allocated in respect of the Class A
     Certificates.                                    $   626,281,571.49


(e)  The aggregate amount of Finance Charge
     Collections processed during the related Due
     Periods which was allocated in respect of the
     Class B Certificates.                            $     3,201,806.39


(f)  The aggregate amount of Principal Collections
     processed during the related Due Periods which
     was allocated in respect of the Class B
     Certificates.                                    $    29,507,613.16


(g)  The aggregate amount of Finance Charge
     Collections processed during the related Due
     Periods which was allocated in respect of the
     Seller Certificate.                              $ 1,228,379,356.88


(h)  The aggregate amount of Principal Collections
     processed during the related Due Periods which
     was allocated in respect of the Seller
     Certificate.                                     $11,364,040,241.18



2.   Investor Losses: Reimbursement of Charge-Offs
     ---------------------------------------------

    (a)  The aggregate amount of Class A and
         Class B Investor Losses, as defined
         in the Agreement, during the related
         Due Periods.


                                                             Class A     Class B
                                                             -------     -------
                                                              $0.00       $0.00


    (b)  The amount of Class A and Class B
         Investor Losses set forth in
         paragraph (a) above, per $1,000
         interest.

                                                            Class A     Class B
                                                           ----------  ----------
                                                           0.00000000  0.00000000

    (c)  The total amount reimbursed to the
         Trust in the current year pursuant
         to the Agreement, if any, in respect
         of Class A and Class B Investor
         Losses.

                                                            Class A     Class B
                                                           ----------  ----------
                                                              $0.00       $0.00

    (d)  The amount set forth in paragraph
         (c) above, per $1,000 interest.

                                                            Class A     Class B
                                                           ----------  ----------
                                                           0.00000000  0.00000000

    (e)  The aggregate amount of unreimbursed
         Class A and Class B Investor Losses
         in the Trust as of the end of the
         year ended November 30, 1999.

                                                            Class A     Class B
                                                           ----------  ----------
                                                              $0.00       $0.00

    (f)  The amount set forth in paragraph
         (e) above, per $1,000 interest.

                                                            Class A     Class B
                                                           ----------  ----------
                                                           0.00000000  0.00000000

3.  Investor Servicing Fee
    ----------------------
    (a) The amount of Class A and Class B
    Monthly Servicing Fee payable by Trust
    to the Servicer for the year ended
    November 30, 1999.

                                                         Class A        Class B
                                                       -------------  -----------
                                                       $6,999,999.96  $329,859.96

4.  Available Credit Enhancement Amount

   (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November
    30, 1999.

                                                   Shared Amount   Class B Amount
                                                   -------------   --------------
                                                  $9,162,325.00    $5,497,395.00

    (b)  The amount set forth in paragraph
         (a) above as a percentage of the
         Series Investor Interest and the Class
         B Investor Interest.


                                                   Shared Amount   Class B Amount
                                                   -------------   --------------

                                                      2.50%             33.33%

5.  The Pool Factor
    ---------------

    The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1999, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

    (a) Class A and Class B Certificates.

                                                         Class A        Class B
                                                       -------------  -----------
                                                        1.00000000    1.00000000


                           DISCOVER CARD MASTER TRUST
                                  Series 1994-2
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1999


Pursuant to the Series Supplement dated as of October 14, 1994, for Series 1994-2, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 1999. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.  Information Regarding the Aggregate Distributions for the Fiscal Year Ended
    ---------------------------------------------------------------------------
    November 30, 1999
    -----------------

    1.   Class A Certificates

         (a)  The amount of distribution to
              Class A Certificateholders on
              the related Distribution Dates.

                                                  Total             Interest        Principal
                                             ---------------   ---------------   ---------------
                                             $ 47,238,114.16  $ 47,238,114.16    $  0.00


         (b)  The amount of the distribution
              set forth in paragraph (a)
              above, per $1,000 interest.

                                                  Total             Interest        Principal
                                             ---------------   ---------------   ---------------
                                             $ 55.57425195    $ 55.57425195      $  0.00000000



    2.   Class B Certificates
         --------------------

         (a)  The amount of distribution to
              Class B Certificateholders on
              the related Distribution Dates.

                                                  Total             Interest        Principal
                                             ---------------   ---------------   ---------------
                                             $ 3,601,328.52   $ 3,601,328.52     $  0.00


         (b)  The amount of the distribution
              set forth in paragraph (a)
              above, per $1,000 interest.

                                                  Total             Interest        Principal
                                             ---------------   ---------------   ---------------
                                             $  80.50000045   $  80.50000045     $  0.00000000

Series 1994-2

B.  Information Regarding the Performance of the Trust
    --------------------------------------------------

    1.   Collections of Receivables

         (a)  The aggregate amount of Finance
              Charge Collections processed
              during the related Due Periods.         $  5,072,424,985.16


         (b)  The aggregate amount of
              Principal Collections processed
              during the related Due Periods.         $ 46,819,203,364.03


         (c)  The aggregate amount of Finance
              Charge Collections processed
              during the related Due Periods
              which was allocated in respect
              of the Class A Certificates.            $    165,010,365.96


         (d)  The aggregate amount of
              Principal Collections processed
              during the related Due Periods
              which was allocated in respect
              of the Class A Certificates.            $ 1,520,701,737.72


         (e)  The aggregate amount of Finance
              Charge Collections processed
              during the related Due Periods
              which was allocated in respect
              of the Class B Certificates.            $     8,685,085.06


         (f)  The aggregate amount of
              Principal Collections processed
              during the related Due Periods
              which was allocated in respect
              of the Class B Certificates.            $    80,040,405.79


         (g)  The aggregate amount of Finance
              Charge Collections processed
              during the related Due Periods
              which was allocated in respect
              of the Seller Certificate.              $ 1,228,379,356.88


         (h)  The aggregate amount of
              Principal Collections processed
              during the related Due Periods
              which was allocated in respect
              of the Seller Certificate.              $11,364,040,241.18


    2.   Investor Losses: Reimbursement of
         ---------------------------------
         Charge-Offs
         -----------

         (a)  The aggregate amount of Class A
              and Class B Investor Losses, as
              defined in the Agreement,
              during the related Due Periods.


                                                         Class A        Class B
                                                       -------------  -----------
                                                        $0.00           $0.00

    (b)  The amount of Class A and Class B
         Investor Losses set forth in
         paragraph (a) above, per $1,000
         interest.

                                                         Class A        Class B
                                                       -------------  -----------
                                                        0.00000000    0.00000000

    (c)  The total amount reimbursed to the
         Trust in the current year pursuant
         to the Agreement, if any, in respect
         of Class A and Class B Investor
         Losses.

                                                         Class A        Class B
                                                       -------------  -----------
                                                        $0.00           $0.00

    (d)  The amount set forth in paragraph
         (c) above, per $1,000 interest.

                                                         Class A        Class B
                                                       -------------  -----------
                                                        0.00000000     0.00000000

    (e)  The aggregate amount of unreimbursed
         Class A and Class B Investor Losses
         in the Trust as of the end of the
         year ended November 30, 1999.

                                                         Class A        Class B
                                                       -------------  -----------
                                                        $0.00           $0.00

    (f)  The amount set forth in paragraph
         (e) above, per $1,000 interest.

                                                         Class A        Class B
                                                       -------------  -----------
                                                        0.00000000     0.00000000

    3.   Investor Servicing Fee
         ----------------------

        (a) The amount of Class A and Class B
         Monthly Servicing Fee payable by
         Trust to the Servicer for the year
         ended November 30, 1999.

                                                         Class A        Class B
                                                       -------------- -----------
                                                       $17,000,000.04 $894,740.04

    4.   Available Credit Enhancement Amount
         -----------------------------------

         (a)  The Amount available to be
              drawn from both the shared and
              Class B portion of the Credit
              Enhancement in accordance with
              the Pooling and Servicing
              Agreement and its respective
              Series Supplement as of the
              Distribution Date prior to
              November 30, 1999.

                                                   Shared Amount   Class B Amount
                                                   -------------   --------------
                                                      $0.00        $44,736,850.00

    (b)  The amount set forth in paragraph
         (a) above as a percentage of the
         Series Investor Interest and the Class
         B Investor Interest.

                                                 Shared Amount   Class B Amount
                                                 -------------   --------------

                                                    0.00%            100.00%

5.  The Pool Factor
    ---------------

    The Pool Factor represents the ratio of
    the amount of the Investor Interest as of the Distribution Date prior to November
    30, 1999, to the amount of the Investor
    Interest as of the Closing Date. The
    amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's
    Certificate by the Pool Factor.

    (a)  Class A and Class B Certificates.

                                                         Class A       Class B
                                                       -------------- -----------
                                                       1.00000000      1.00000000


                           DISCOVER CARD MASTER TRUST
                                  Series 1995-1
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1999


Pursuant to the Series Supplement dated as of April 19, 1995, for Series 1995-1, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 1999. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.  Information Regarding the Aggregate Distributions for the Fiscal Year Ended
    ---------------------------------------------------------------------------
    November 30, 1999
    -----------------

    1.   Class A Certificates
         --------------------

         (a)  The amount of distribution to
              Class A Certificateholders on
              the related Distribution Dates.

                                                  Total             Interest        Principal
                                             ---------------   ---------------   ---------------

                                               $32,919,884.50   $32,919,884.50        $0.00

         (b)  The amount of the distribution
              set forth in paragraph (a)
              above, per $1,000 interest.

                                                  Total             Interest        Principal
                                             ---------------   ---------------   ---------------

                                              $54.86647417      $54.86647417        $0.00000000

    2.   Class B Certificates
         --------------------

         (a)  The amount of distribution to
              Class B Certificateholders on
              the related Distribution Dates.

                                                  Total             Interest        Principal
                                             ---------------   ---------------   ---------------
                                              $ 1,786,909.17   $ 1,786,909.17       $0.00

         (b)  The amount of the distribution
              set forth in paragraph (a)
              above, per $1,000 interest.


                                                  Total             Interest        Principal
                                             ---------------   ---------------   ---------------

                                              $56.58536274     $56.58536274         $0.00000000


Series 1995-1

B.  Information Regarding the Performance of the Trust
    --------------------------------------------------

    1.   Collections of Receivables

         (a)  The aggregate amount of Finance
              Charge Collections processed
              during the related Due Periods.              $    5,072,424,985.16


         (b)  The aggregate amount of
              Principal Collections processed
              during the related Due Periods.              $   46,819,203,364.03


         (c)  The aggregate amount of Finance
              Charge Collections processed
              during the related Due Periods
              which was allocated in respect
              of the Class A Certificates.                 $      116,485,454.72


         (d)  The aggregate amount of
              Principal Collections processed
              during the related Due Periods
              which was allocated in respect
              of the Class A Certificates.                 $    1,073,499,951.65


         (e)  The aggregate amount of Finance
              Charge Collections processed
              during the related Due Periods
              which was allocated in respect
              of the Class B Certificates.                 $        6,115,334.10


         (f)  The aggregate amount of
              Principal Collections processed
              during the related Due Periods
              which was allocated in respect
              of the Class B Certificates.                 $       56,373,304.18


         (g)  The aggregate amount of Finance
              Charge Collections processed
              during the related Due Periods
              which was allocated in respect
              of the Seller Certificate.                   $    1,228,379,356.88


         (h)  The aggregate amount of
              Principal Collections processed
              during the related Due Periods
              which was allocated in respect
              of the Seller Certificate.                   $   11,364,040,241.18



2.  Investor Losses: Reimbursement of Charge-Offs
    ---------------------------------------------

    (a)  The aggregate amount of Class A and
         Class B Investor Losses, as defined
         in the Agreement, during the related
         Due Periods.

                                                          Class A        Class B
                                                          -------        -------
                                                           $0.00          $0.00

      (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                           Class A                Class B
                                           -------                -------
                                           0.00000000             0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                           Class A                Class B
                                           -------                -------
                                           $0.00                 $0.00


      (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                           Class A                Class B
                                           -------                -------
                                           0.00000000             0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 1999.

                                           Class A                Class B
                                           -------                -------
                                           $0.00                  $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                           Class A                Class B
                                           -------                -------
                                           0.00000000             0.00000000


   3. Investor Servicing Fee
      ----------------------
      (a) The amount of Class A and Class B Monthly Servicing Fee payable by Trust to the Servicer for the year ended November 30, 1999.

                                           Class A                Class B
                                           -------                -------
                                       $12,000,000.00             $631,580.04


   4. Available Credit Enhancement Amount
      -----------------------------------
      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1999.

                                            Shared Amount         Class B Amount
                                            -------------         --------------
                                                   $0.00          $37,894,740.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest and the Class B Investor Interest.

                                            Shared Amount         Class B Amount
                                            -------------         --------------
                                                0.00%               120.00%
   5. The Pool Factor
      ---------------
      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1999, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor
      Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                           Class A                Class B
                                           -------                -------
                                           1.00000000             1.00000000

                           DISCOVER CARD MASTER TRUST
                                 Series 1995-2
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1999


Pursuant to the Series Supplement dated as of August 1, 1995, for Series 1995-2, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 1999. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 1999

   1. Class A Certificates
      --------------------
      (a) The amount of distribution to Class A
          Certificateholders on the related Distribution
          Dates.
                                        Total          Interest        Principal
                             ---------------------------------------------------
                               $32,750,000.04    $32,750,000.04            $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                             ---------------------------------------------------
                                 $65.50000008      $65.50000008      $0.00000000

   2. Class B Certificates
      --------------------
      (a) The amount of distribution to Class
          B Certificateholders on the related Distribution
          Dates.
                                        Total          Interest        Principal
                             ---------------------------------------------------
                                $1,776,330.00     $1,776,330.00            $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                             ---------------------------------------------------
                                 $67.50000000      $67.50000000      $0.00000000

Series 1995-2

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables
      --------------------------
      (a) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods.            $5,072,424,985.16


      (b) The aggregate amount of Principal Collections
          processed during the related Due Periods.           $46,819,203,364.03


      (c) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Class A Certificates.       $97,090,646.37


      (d) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Class A Certificates.      $894,743,101.99


      (e) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Class B Certificates.        $5,102,122.87


      (f) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Class B Certificates.       $47,026,600.07


      (g) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.      $1,228,379,356.88


      (h) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.     $11,364,040,241.18


   2.  Investor Losses:  Reimbursement of Charge-Offs
       ----------------------------------------------
      (a) The aggregate amount of Class A and Class B Investor Losses, as defined in the Agreement, during the related Due Periods.

                                    Class A                Class B
                                    -------                -------
                                          $0.00                  $0.00

      (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                            Class A                Class B
                                            -------                -------
                                            0.00000000             0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                            Class A                Class B
                                            -------                -------
                                            $0.00                  $0.00


      (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                            Class A                Class B
                                            -------                -------
                                            0.00000000             0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 1999.

                                            Class A                Class B
                                            -------                -------
                                            $0.00                  $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                            Class A                Class B
                                            -------                -------
                                            0.00000000             0.00000000


   3. Investor Servicing Fee
      ----------------------
      (a) The amount of Class A and Class B Monthly Servicing Fee payable by Trust to the Servicer for the year ended November 30, 1999.

                                            Class A                Class B
                                            -------                -------
                                         $9,999,999.96             $526,320.00


   4. Available Credit Enhancement Amount
      -----------------------------------
      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1999.

                                            Shared Amount         Class B Amount
                                            -------------         --------------
                                                   $0.00          $15,789,480.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest and the Class B Investor Interest.

                                            Shared Amount         Class B Amount
                                            -------------         --------------
                                                 0.00%                60.00%
   5. The Pool Factor
      ---------------
      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1999, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor
      Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                            Class A                Class B
                                            -------                -------
                                            1.00000000             1.00000000

                           DISCOVER CARD MASTER TRUST
                                 Series 1995-3
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1999


Pursuant to the Series Supplement dated as of September 28, 1995, for Series 1995-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 1999. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 1999

   1. Class A Certificates
      --------------------
      (a) The amount of distribution to Class A
          Certificateholders on the related Distribution
          Dates.
                                        Total          Interest        Principal
                             ---------------------------------------------------
                               $27,079,348.22    $27,079,348.22            $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                             ---------------------------------------------------
                                 $54.15869644      $54.15869644      $0.00000000

   2. Class B Certificates
      --------------------
      (a) The amount of distribution to Class
          B Certificateholders on the related Distribution
          Dates.
                                        Total          Interest        Principal
                             ---------------------------------------------------
                                $1,457,170.34     $1,457,170.34            $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                             ---------------------------------------------------
                                 $55.37202994      $55.37202994      $0.00000000

Series 1995-3

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables
      --------------------------
      (a) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods.            $5,072,424,985.16


      (b) The aggregate amount of Principal Collections
          processed during the related Due Periods.           $46,819,203,364.03


      (c) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of
          the Class A Certificates.                               $97,090,646.37


      (d) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the
          Class A Certificates.                                  $894,743,101.99


      (e) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of
          the Class B Certificates.                                $5,102,122.87


      (f) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the
          Class B Certificates.                                   $47,026,600.07


      (g) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.      $1,228,379,356.88


      (h) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.     $11,364,040,241.18


   2.  Investor Losses:  Reimbursement of Charge-Offs
       ----------------------------------------------
      (a) The aggregate amount of Class A and Class B Investor Losses, as defined in the Agreement, during the related Due Periods.

                                    Class A                Class B
                                    -------                -------
                                          $0.00                  $0.00

      (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                           Class A                Class B
                                           -------                -------
                                           0.00000000            0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                           Class A                Class B
                                           -------                -------
                                            $0.00                 $0.00


      (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                           Class A                Class B
                                           -------                -------
                                           0.00000000             0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 1999.

                                           Class A                Class B
                                           -------                -------
                                           $0.00                 $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                           Class A                Class B
                                           -------                -------
                                           0.00000000            0.00000000


   3. Investor Servicing Fee
      ----------------------
      (a) The amount of Class A and Class B Monthly Servicing Fee payable by Trust to the Servicer for the year ended November 30, 1999.

                                           Class A                Class B
                                           -------                -------
                                        $9,999,999.96             $526,320.00


   4. Available Credit Enhancement Amount
      -----------------------------------
      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1999.

                                            Shared Amount         Class B Amount
                                            -------------         --------------
                                                   $0.00          $31,578,960.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest and the Class B Investor Interest.

                                           Shared Amount         Class B Amount
                                           -------------         --------------
                                               0.00%                 120.00%
   5. The Pool Factor
      ---------------
      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1999, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor
      Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                           Class A                Class B
                                           -------                -------
                                           1.00000000             1.00000000

                           DISCOVER CARD MASTER TRUST
                                 Series 1996-1
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1999


Pursuant to the Series Supplement dated as of January 18, 1996, for Series 1996-1, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 1999. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 1999

   1. Class A Certificates
      --------------------

      (a) The amount of distribution to Class A
          Certificateholders on the related Distribution
          Dates.
                                       Total          Interest        Principal
                         -------------------------------------------------------
                              $53,754,251.96    $53,754,251.96            $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                       Total          Interest        Principal
                         -------------------------------------------------------
                                $53.75425196      $53.75425196      $0.00000000

   2. Class B Certificates
      --------------------
      (a) The amount of distribution to Class
          B Certificateholders on the related Distribution
          Dates.
                                       Total          Interest        Principal
                         -------------------------------------------------------
                               $2,898,375.64     $2,898,375.64            $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                       Total          Interest        Principal
                         -------------------------------------------------------
                                $55.06869661      $55.06869661      $0.00000000

Series 1996-1

B. Information Regarding the Performance of the Trust
   --------------------------------------------------

   1. Collections of Receivables
      --------------------------

      (a) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods.            $5,072,424,985.16


      (b) The aggregate amount of Principal Collections
          processed during the related Due Periods.           $46,819,203,364.03


      (c) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Class A Certificates.      $194,141,364.53


      (d) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Class A Certificates.    $1,789,155,779.22


      (e) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Class B Certificates.       $10,203,383.81


      (f) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Class B Certificates.       $94,045,655.41


      (g) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.      $1,228,379,356.88


      (h) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.     $11,364,040,241.18


   2.  Investor Losses:  Reimbursement of Charge-Offs
       ----------------------------------------------

      (a) The aggregate amount of Class A and Class B
          Investor Losses, as defined in the Agreement, during the related Due Periods.

                                           Class A                Class B
                                           -------                -------
                                                 $0.00                  $0.00

      (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                           Class A                Class B
                                           -------                -------
                                            0.00000000            0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                           Class A                Class B
                                           -------                -------
                                            $0.00                 $0.00


      (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                           Class A                Class B
                                           -------                -------
                                            0.00000000            0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 1999.

                                           Class A                Class B
                                           -------                -------
                                            $0.00                 $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                           Class A                Class B
                                           -------                -------
                                            0.00000000            0.00000000


   3. Investor Servicing Fee
      ----------------------
      (a) The amount of Class A and Class B Monthly Servicing Fee payable by Trust to the Servicer for the year ended November 30, 1999.

                                           Class A                Class B
                                           -------                -------
                                         $20,000,000.04           $1,052,640.00


   4. Available Credit Enhancement Amount
      -----------------------------------
      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1999.

                                            Shared Amount         Class B Amount
                                            -------------         --------------
                                                   $0.00          $57,894,760.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest and the Class B Investor Interest.

                                           Shared Amount         Class B Amount
                                           -------------         --------------
                                             0.00%               110.00%
   5. The Pool Factor
      ---------------

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1999, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                           Class A                Class B
                                           -------                -------
                                           1.00000000             1.00000000

                           DISCOVER CARD MASTER TRUST
                                 Series 1996-2
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1999


Pursuant to the Series Supplement dated as of January 29, 1996, for Series 1996-2, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 1999. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 1999

   1. Class A Certificates
      --------------------

      (a) The amount of distribution to Class A
          Certificateholders on the related Distribution
          Dates.
                                       Total          Interest        Principal
                         -------------------------------------------------------
                                $48,833,826.75   $48,833,826.75           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                       Total          Interest        Principal
                         -------------------------------------------------------
                                  $54.25980750     $54.25980750     $0.00000000

   2. Class B Certificates
      --------------------
      (a) The amount of distribution to Class
          B Certificateholders on the related Distribution
          Dates.

                                       Total          Interest        Principal
                         -------------------------------------------------------
                                 $2,637,286.30    $2,637,286.30           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                       Total          Interest        Principal
                         -------------------------------------------------------
                                  $55.67536363     $55.67536363     $0.00000000

Series 1996-2

B. Information Regarding the Performance of the Trust
   --------------------------------------------------

   1. Collections of Receivables
      --------------------------
      (a) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods.            $5,072,424,985.16


      (b) The aggregate amount of Principal Collections
          processed during the related Due Periods.           $46,819,203,364.03


      (c) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Class A Certificates.      $174,746,512.12


      (d) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Class A Certificates.    $1,610,399,109.55


      (e) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Class B Certificates.        $9,190,608.19


      (f) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Class B Certificates.       $84,702,777.88


      (g) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.      $1,228,379,356.88


      (h) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.     $11,364,040,241.18


   2.  Investor Losses:  Reimbursement of Charge-Offs
       ----------------------------------------------

      (a) The aggregate amount of Class A and Class B
          Investor Losses, as defined in the Agreement, during the related Due Periods.

                                           Class A                Class B
                                           -------                -------

                                                 $0.00                  $0.00

      (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                            Class A                Class B
                                            -------                -------
                                             0.00000000            0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                            Class A                Class B
                                            -------                -------
                                             $0.00                 $0.00


      (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                            Class A                Class B
                                            -------                -------
                                             0.00000000            0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 1999.

                                            Class A                Class B
                                            -------                -------
                                             $0.00                 $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                            Class A                Class B
                                            -------                -------
                                             0.00000000            0.00000000


   3. Investor Servicing Fee
      ----------------------
      (a) The amount of Class A and Class B Monthly Servicing Fee payable by Trust to the Servicer for the year ended November 30, 1999.

                                            Class A                Class B
                                            -------                -------
                                        $18,000,000.00             $947,379.96


   4. Available Credit Enhancement Amount
      -----------------------------------
      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1999.

                                            Shared Amount         Class B Amount
                                            -------------         --------------
                                                   $0.00          $56,842,140.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest and the Class B Investor Interest.

                                            Shared Amount         Class B Amount
                                            -------------         --------------
                                                   0.00%               120.00%
   5. The Pool Factor
      ---------------

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1999, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                            Class A                Class B
                                            -------                -------
                                            1.00000000             1.00000000

                           DISCOVER CARD MASTER TRUST
                                 Series 1996-3
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1999


Pursuant to the Series Supplement dated as of February 21, 1996, for Series 1996-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 1999. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 1999

   1. Class A Certificates
      --------------------

      (a) The amount of distribution to Class A
          Certificateholders on the related Distribution
          Dates.
                                       Total          Interest        Principal
                         -------------------------------------------------------
                              $36,300,000.00    $36,300,000.00            $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                       Total          Interest        Principal
                         -------------------------------------------------------
                                $60.50000000      $60.50000000      $0.00000000

   2. Class B Certificates
      --------------------

      (a) The amount of distribution to Class
          B Certificateholders on the related Distribution
          Dates.
                                       Total          Interest        Principal
                         -------------------------------------------------------
                               $1,973,687.52     $1,973,687.52            $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                       Total          Interest        Principal
                         -------------------------------------------------------
                                $62.50000063      $62.50000063      $0.00000000

Series 1996-3

B. Information Regarding the Performance of the Trust
   --------------------------------------------------

   1. Collections of Receivables
      --------------------------

      (a) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods.            $5,072,424,985.16


      (b) The aggregate amount of Principal Collections
          processed during the related Due Periods.           $46,819,203,364.03


      (c) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Class A Certificates.      $116,485,454.72


      (d) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Class A Certificates.    $1,073,499,951.65


      (e) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was\
          allocated in respect of the Class B Certificates.        $6,115,334.10


      (f) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Class B Certificates.       $56,373,304.18


      (g) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.      $1,228,379,356.88


      (h) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.     $11,364,040,241.18


   2.  Investor Losses:  Reimbursement of Charge-Offs
       ----------------------------------------------

      (a) The aggregate amount of Class A and Class B Investor Losses, as defined in the Agreement, during the related Due Periods.

                                         Class A                Class B
                                         -------                -------
                                               $0.00                  $0.00

      (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                         Class A                Class B
                                         -------                -------
                                          0.00000000            0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                         Class A                Class B
                                         -------                -------
                                          $0.00                 $0.00


      (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                          0.00000000            0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 1999.

                                         Class A                Class B
                                         -------                -------
                                          $0.00                 $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                          0.00000000            0.00000000


   3. Investor Servicing Fee
      ----------------------
      (a) The amount of Class A and Class B Monthly Servicing Fee payable by Trust to the Servicer for the year ended November 30, 1999.

                                         Class A                Class B
                                         -------                -------
                                     $12,000,000.00             $631,580.04


   4. Available Credit Enhancement Amount
      -----------------------------------
      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1999.

                                          Shared Amount         Class B Amount
                                          -------------         --------------
                                                   $0.00          $18,947,370.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest and the Class B Investor Interest.

                                          Shared Amount         Class B Amount
                                          -------------         --------------
                                               0.00%                60.00%
   5. The Pool Factor
      ---------------

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1999, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                         Class A                Class B
                                         -------                -------
                                         1.00000000             1.00000000

                           DISCOVER CARD MASTER TRUST
                                 Series 1996-4
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1999


Pursuant to the Series Supplement dated as of April 30, 1996, for Series 1996-4, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 1999. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended
   ---------------------------------------------------------------------------
   November 30, 1999
   -----------------

   1. Class A Certificates
      --------------------
      (a) The amount of distribution to Class A
          Certificateholders on the related Distribution
          Dates.
                                        Total          Interest        Principal
                             ---------------------------------------------------
                               $55,827,029.72    $55,827,029.72            $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                             ---------------------------------------------------
                                 $55.82702972      $55.82702972      $0.00000000

   2. Class B Certificates
      --------------------
      (a) The amount of distribution to Class
          B Certificateholders on the related Distribution
          Dates.
                                        Total          Interest        Principal
                             ---------------------------------------------------
                                $3,031,417.64     $3,031,417.64            $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                             ---------------------------------------------------
                                 $57.59647439      $57.59647439      $0.00000000

Series 1996-4

B. Information Regarding the Performance of the Trust
   --------------------------------------------------

   1. Collections of Receivables
      --------------------------
      (a) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods.            $5,072,424,985.16


      (b) The aggregate amount of Principal Collections
          processed during the related Due Periods.           $46,819,203,364.03


      (c) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of
          the Class A Certificates.                              $194,141,364.53


      (d) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the
          Class A Certificates.                                $1,789,155,779.22


      (e) The aggregate amount of Finance Charge Collections processed during the related Due Periods which was allocated in respect of
          the Class B Certificates.                               $10,203,383.81


      (f) The aggregate amount of Principal Collections processed during the related Due Periods which was allocated in respect of the
          Class B Certificates.                                   $94,045,655.41


      (g) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.      $1,228,379,356.88


      (h) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.     $11,364,040,241.18


   2.  Investor Losses:  Reimbursement of Charge-Offs
       ----------------------------------------------
      (a) The aggregate amount of Class A and Class B Investor Losses, as defined in the Agreement, during the related Due Periods.

                                    Class A                Class B
                                    -------                -------
                                          $0.00                  $0.00

      (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                            Class A                Class B
                                            -------                -------
                                             0.00000000            0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                            Class A                Class B
                                            -------                -------
                                            $0.00                  $0.00


      (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                            Class A                Class B
                                            -------                -------
                                             0.00000000            0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 1999.

                                            Class A                Class B
                                            -------                -------
                                             $0.00                 $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                            Class A                Class B
                                            -------                -------
                                            0.00000000            0.00000000


   3. Investor Servicing Fee
      ----------------------
      (a) The amount of Class A and Class B Monthly Servicing Fee payable by Trust to the Servicer for the year ended November 30, 1999.

                                            Class A                Class B
                                            -------                -------
                                          $20,000,000.04           $1,052,640.00


   4. Available Credit Enhancement Amount
      -----------------------------------
      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1999.

                                            Shared Amount         Class B Amount
                                            -------------         --------------
                                                   $0.00          $63,157,920.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest and the Class B Investor Interest.

                                            Shared Amount         Class B Amount
                                            -------------         --------------
                                                0.00%                 120.00%
   5. The Pool Factor
      ---------------
      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1999, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor
      Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                            Class A                Class B
                                            -------                -------
                                            1.00000000             1.00000000

                      DISCOVER CARD MASTER TRUST
                             Series 1997-1
                   Credit Card Pass - Through Certificates

                     Distribution and Performance
                    Annual Aggregate Report - 1999


Pursuant to the Series Supplement dated as of August 26, 1997, for Series 1997-1, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 1999. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended
   ---------------------------------------------------------------------------
   November 30, 1999
   -----------------

   1. Class A Certificates
      --------------------
      (a) The amount of distribution to Class A
          Certificateholders on the related Distribution
          Dates.
                                        Total          Interest        Principal
                             ---------------------------------------------------
                               $39,709,022.30    $39,709,022.30            $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                             ---------------------------------------------------
                                 $52.94536307      $52.94536307      $0.00000000

   2. Class B Certificates
      --------------------
      (a) The amount of distribution to Class
          B Certificateholders on the related Distribution
          Dates.
                                        Total          Interest        Principal
                             ---------------------------------------------------
                                $2,161,807.94     $2,161,807.94            $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                             ---------------------------------------------------
                                 $54.76536302      $54.76536302      $0.00000000

Series 1997-1

B. Information Regarding the Performance of the Trust
   --------------------------------------------------

   1. Collections of Receivables
      --------------------------
      (a) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods.            $5,072,424,985.16


      (b) The aggregate amount of Principal Collections
          processed during the related Due Periods.           $46,819,203,364.03


      (c) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Class A Certificates.      $145,616,023.94


      (d) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Class A Certificates.    $1,341,949,937.04


      (e) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Class B Certificates.       $7,672,318.73


      (f) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Class B Certificates.       $70,697,354.15


      (g) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.      $1,228,379,356.88


      (h) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.     $11,364,040,241.18


   2.  Investor Losses:  Reimbursement of Charge-Offs
       ----------------------------------------------
      (a) The aggregate amount of Class A and Class B Investor Losses, as defined in the Agreement, during the related Due Periods.

                                    Class A                Class B
                                    -------                -------
                                          $0.00                  $0.00

      (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                           Class A                Class B
                                           -------                -------
                                           0.00000000             0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                           Class A                Class B
                                           -------                -------
                                           $0.00                  $0.00


      (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                           Class A                Class B
                                           -------                -------
                                           0.00000000             0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 1999.

                                           Class A                Class B
                                           -------                -------
                                           $0.00                  $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                           Class A                Class B
                                           -------                -------
                                           0.00000000             0.00000000


   3. Investor Servicing Fee
      ----------------------
      (a) The amount of Class A and Class B Monthly Servicing Fee payable by Trust to the Servicer for the year ended November 30, 1999.

                                           Class A                Class B
                                           -------                -------
                                       $15,000,000.00             $789,480.00


   4. Available Credit Enhancement Amount
      -----------------------------------
      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1999.

                                            Shared Amount         Class B Amount
                                            -------------         --------------
                                                   $0.00          $59,210,550.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest and the Class B Investor Interest.

                                            Shared Amount         Class B Amount
                                            -------------         --------------
                                                0.00%                 150.00%
   5. The Pool Factor
      ---------------
      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1999, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor
      Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                               Class A                Class B
                                               -------                -------
                                               1.00000000             1.00000000

                           DISCOVER CARD MASTER TRUST
                                 Series 1997-2
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1999


Pursuant to the Series Supplement dated as of October 15, 1997, for Series 1997-2, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 1999. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended
   ---------------------------------------------------------------------------
   November 30, 1999
   -----------------

   1. Class A Certificates
      --------------------
      (a)    The amount of distribution to Class A
             Certificateholders on the related
             Distribution Dates.

                                        Total          Interest        Principal
                             ---------------------------------------------------
                               $33,960,000.00     $33,960,000.00           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                             ---------------------------------------------------
                                 $67.92000000      $67.92000000      $0.00000000

   2. Class B Certificates
      --------------------
      (a)    The amount of distribution to Class B
             Certificateholders on the related
             Distribution Dates.

                                        Total          Interest        Principal
                             ---------------------------------------------------
                                $1,475,796.22     $1,475,796.22            $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                             ---------------------------------------------------
                                 $56.07980772      $56.07980772      $0.00000000

Series 1997-2

B. Information Regarding the Performance of the Trust
   --------------------------------------------------

     1. Collections of Receivables
        --------------------------

        (a)    The aggregate amount of Finance Charge
               Collections processed during the related Due
               Periods.                                      $5,072,424,985.16


        (b)    The aggregate amount of Principal Collections
               processed during the related Due Periods.    $46,819,203,364.03


        (c)    The aggregate amount of Finance Charge
               Collections processed during the related Due
               Periods which was allocated in respect of the
               Class A Certificates.                            $97,090,646.37


        (d)    The aggregate amount of Principal Collections
               processed during the related Due Periods
               which was allocated in respect of the Class A
               Certificates.                                   $894,743,101.99


        (e)    The aggregate amount of Finance Charge
               Collections processed during the related Due
               Periods which was allocated in respect of the
               Class B Certificates.                             $5,102,122.87


        (f)    The aggregate amount of Principal Collections
               processed during the related Due Periods
               which was allocated in respect of the Class B
               Certificates.                                    $47,026,600.07


        (g)    The aggregate amount of Finance Charge
               Collections processed during the related Due
               Periods which was allocated in respect of the
               Seller Certificate.                           $1,228,379,356.88


        (h)    The aggregate amount of Principal Collections
               processed during the related Due Periods
               which was allocated in respect of the Seller
               Certificate.                                 $11,364,040,241.18


     2.  Investor Losses:  Reimbursement of Charge-Offs
         ----------------------------------------------

        (a)    The aggregate amount of Class A and Class B
               Investor Losses, as defined in the Agreement, during the related Due Periods.

                                         Class A                Class B
                                         -------                -------
                                               $0.00                  $0.00

      (b)    The amount of Class A and Class B Investor
             Losses set forth in paragraph (a) above, per $1,000 interest.

                                           Class A                Class B
                                           -------                -------
                                            0.00000000            0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B
             Investor Losses.

                                           Class A                Class B
                                           -------                -------
                                            $0.00                 $0.00


      (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                           Class A                Class B
                                           -------                -------
                                            0.00000000            0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 1999.

                                           Class A                Class B
                                           -------                -------
                                            $0.00                 $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                           Class A                Class B
                                           -------                -------
                                            0.00000000            0.00000000


   3. Investor Servicing Fee
      ----------------------

      (a)    The amount of Class A and Class B Monthly
             Servicing Fee payable by Trust to the
             Servicer for the year ended November 30, 1999.

                                           Class A                Class B
                                           -------                -------
                                        $9,999,999.96             $526,320.00


   4. Available Credit Enhancement Amount
      -----------------------------------

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
             Enhancement in accordance with the Pooling and Servicing Agreement and its respective
             Series Supplement as of the Distribution Date prior to November 30, 1999.

                                            Shared Amount         Class B Amount
                                            -------------         --------------
                                                   $0.00          $21,052,640.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest and the Class B Investor Interest.

                                          Shared Amount         Class B Amount
                                          -------------         --------------
                                           0.00%                80.00%
   5. The Pool Factor
      ---------------

   The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1999, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

         (a) Class A and Class B Certificates.

                                         Class A                Class B
                                         -------                -------
                                         1.00000000             1.00000000

                           DISCOVER CARD MASTER TRUST
                                 Series 1997-3
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1999


Pursuant to the Series Supplement dated as of October 23, 1997, for Series 1997-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 1999. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended
   ---------------------------------------------------------------------------
   November 30, 1999
   -----------------

   1. Class A Certificates
      --------------------

      (a)    The amount of distribution to Class A
             Certificateholders on the related
             Distribution Dates.

                                        Total          Interest        Principal
                             ---------------------------------------------------
                               $34,677,374.88    $34,677,374.88            $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                             ---------------------------------------------------
                                 $53.34980751      $53.34980751      $0.00000000

   2.  Class B Certificates
       --------------------

      (a)    The amount of distribution to Class B
             Certificateholders on the related
             Distribution Dates.

                                        Total          Interest        Principal
                             ---------------------------------------------------
                                $1,887,414.28     $1,887,414.28            $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                             ---------------------------------------------------
                                 $55.16980737      $55.16980737      $0.00000000

Series 1997-3

B. Information Regarding the Performance of the Trust
   --------------------------------------------------

   1. Collections of Receivables
      --------------------------
      (a)    The aggregate amount of Finance Charge
             Collections processed during the related Due
             Periods.                                      $5,072,424,985.16


      (b)    The aggregate amount of Principal Collections
             processed during the related Due Periods.    $46,819,203,364.03


      (c)    The aggregate amount of Finance Charge
             Collections processed during the related Due
             Periods which was allocated in respect of the
             Class A Certificates.                           $126,182,477.41


      (d)    The aggregate amount of Principal Collections
             processed during the related Due Periods
             which was allocated in respect of the Class A
             Certificates.                                 $1,162,874,387.69


      (e)    The aggregate amount of Finance Charge
             Collections processed during the related Due
             Periods which was allocated in respect of the
             Class B Certificates.                             $6,658,661.54


      (f)    The aggregate amount of Principal Collections
             processed during the related Due Periods
             which was allocated in respect of the Class B
             Certificates.                                    $61,346,809.84


      (g)    The aggregate amount of Finance Charge
             Collections processed during the related Due
             Periods which was allocated in respect of the
             Seller Certificate.                           $1,228,379,356.88


      (h)    The aggregate amount of Principal Collections
             processed during the related Due Periods
             which was allocated in respect of the Seller
             Certificate.                                 $11,364,040,241.18


   2.  Investor Losses:  Reimbursement of Charge-Offs
       ----------------------------------------------
      (a)    The aggregate amount of Class A and Class B
             Investor Losses, as defined in the Agreement, during the related Due Periods.

                                       Class A                Class B
                                       -------                -------
                                             $0.00                  $0.00

      (b)    The amount of Class A and Class B Investor
             Losses set forth in paragraph (a) above, per $1,000 interest.

                                           Class A                Class B
                                           -------                -------
                                           0.00000000             0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B
             Investor Losses.

                                           Class A                Class B
                                           -------                -------
                                            $0.00                 $0.00


      (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                           Class A                Class B
                                           -------                -------
                                            0.00000000            0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 1999.

                                           Class A                Class B
                                           -------                -------
                                            $0.00                 $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                           Class A                Class B
                                           -------                -------
                                            0.00000000            0.00000000


   3. Investor Servicing Fee
      ----------------------

      (a)    The amount of Class A and Class B Monthly
             Servicing Fee payable by Trust to the
             Servicer for the year ended November 30, 1999.

                                           Class A                Class B
                                           -------                -------
                                       $12,999,999.96             $684,219.96


   4. Available Credit Enhancement Amount
      -----------------------------------

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
             Enhancement in accordance with the Pooling and Servicing Agreement and its respective
             Series Supplement as of the Distribution Date prior to November 30, 1999.

                                            Shared Amount         Class B Amount
                                            -------------         --------------
                                             $0.00                $51,315,825.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest and the Class B Investor Interest.

                                          Shared Amount         Class B Amount
                                          -------------         --------------
                                               0.00%               150.00%
   5. The Pool Factor
      ---------------
   The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1999, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a)    Class A and Class B Certificates.

                                         Class A                Class B
                                         -------                -------
                                         1.00000000             1.00000000

                           DISCOVER CARD MASTER TRUST
                                 Series 1997-4
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1999


Pursuant to the Series Supplement dated as of October 31, 1997, for Series 1997-4, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 1999. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 1999

   1. Class A Certificates
      --------------------
      (a)    The amount of distribution to Class A
             Certificateholders on the related
             Distribution Dates.

                                        Total          Interest        Principal
                             ---------------------------------------------------
                                $39,557,355.63   $39,557,355.63            $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                             ---------------------------------------------------
                                 $52.74314084      $52.74314084      $0.00000000

   2. Class B Certificates
      --------------------
      (a)    The amount of distribution to Class B
             Certificateholders on the related
             Distribution Dates.
                                        Total          Interest        Principal
                             ---------------------------------------------------
                                $2,153,825.42     $2,153,825.42            $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                             ---------------------------------------------------
                                 $54.56314080      $54.56314080      $0.00000000

Series 1997-4

B. Information Regarding the Performance of the Trust
   --------------------------------------------------

   1. Collections of Receivables
      --------------------------

      (a)    The aggregate amount of Finance Charge
             Collections processed during the related Due
             Periods.                                      $5,072,424,985.16


      (b)    The aggregate amount of Principal
             Collections processed during the related
             Due Periods.                                  $46,819,203,364.03


      (c)    The aggregate amount of Finance Charge
             Collections processed during the related Due
             Periods which was allocated in respect of the
             Class A Certificates.                           $145,616,023.94


      (d)    The aggregate amount of Principal Collections
             processed during the related Due Periods
             which was allocated in respect of the
             Class A Certificates.                           $1,341,949,937.04

      (e)    The aggregate amount of Finance Charge
             Collections processed during the related Due
             Periods which was allocated in respect of the
             Class B Certificates.                             $7,672,318.73


      (f)    The aggregate amount of Principal Collections
             processed during the related Due Periods
             which was allocated in respect of the Class B
             Certificates.                                    $70,697,354.15


      (g)    The aggregate amount of Finance Charge
             Collections processed during the related
             Due Periods which was allocated in respect
             of the Seller Certificate.                       $1,228,379,356.88


      (h)    The aggregate amount of Principal Collections
             processed during the related Due Periods
             which was allocated in respect of the Seller
             Certificate.                                 $11,364,040,241.18


   2.  Investor Losses:  Reimbursement of Charge-Offs
       ----------------------------------------------
      (a)    The aggregate amount of Class A and Class B
             Investor Losses, as defined in the Agreement, during the related Due Periods.

                                       Class A                Class B
                                       -------                -------
                                             $0.00                  $0.00

      (b)    The amount of Class A and Class B Investor
             Losses set forth in paragraph (a) above, per $1,000 interest

                                            Class A                Class B
                                            -------                -------
                                            0.00000000             0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B
             Investor Losses

                                            Class A                Class B
                                            -------                -------
                                             $0.00                 $0.00


      (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                            Class A                Class B
                                            -------                -------
                                             0.00000000            0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 1999.

                                            Class A                Class B
                                            -------                -------
                                             $0.00                 $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                            Class A                Class B
                                            -------                -------
                                             0.00000000            0.00000000


   3. Investor Servicing Fee
      ----------------------
      (a)    The amount of Class A and Class B Monthly
             Servicing Fee payable by Trust to the
             Servicer for the year ended November 30, 1999.

                                            Class A                Class B
                                            -------                -------
                                        $15,000,000.00             $789,480.00


   4. Available Credit Enhancement Amount
      -----------------------------------
     ( a) The Amount available to be drawn from both the shared and Class B portion of the Credit
          Enhancement in accordance with the Pooling and Servicing Agreement and its respective
          Series Supplement as of the Distribution Date prior to November 30, 1999.

                                          Shared Amount         Class B Amount
                                          -------------         --------------
                                                 $0.00          $59,210,550.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest and the Class B Investor Interest.

                                            Shared Amount         Class B Amount
                                            -------------         --------------
                                                 0.00%               150.00%
   5. The Pool Factor
      ---------------
      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1999, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a)    Class A and Class B Certificates.

                                            Class A                Class B
                                            -------                -------
                                            1.00000000             1.00000000

                           DISCOVER CARD MASTER TRUST
                                 Series 1998-1
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1999


Pursuant to the Series Supplement dated as of January 14, 1998, for Series 1998-1, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 1999. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 1999

   1. Class A Certificates
      --------------------
      (a)    The amount of distribution to Class A
             Certificateholders on the related
             Distribution Dates.

                                      Total          Interest        Principal
                           ---------------------------------------------------
                             $18,530,877.09    $18,530,877.09            $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                      Total          Interest        Principal
                           ---------------------------------------------------
                               $52.94536311      $52.94536311      $0.00000000

   2. Class B Certificates
      --------------------
      (a)    The amount of distribution to Class B
             Certificateholders on the related
             Distribution Dates.
                                      Total          Interest        Principal
                           ---------------------------------------------------
                              $1,008,887.53     $1,008,887.53            $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                      Total          Interest        Principal
                           ---------------------------------------------------
                               $54.76536370      $54.76536370        $0.000000

Series 1998-1

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables
      --------------------------
      (a)    The aggregate amount of Finance Charge
             Collections processed during the related Due
             Periods.                                      $5,072,424,985.16


      (b)    The aggregate amount of Principal Collections
             processed during the related Due Periods.    $46,819,203,364.03


      (c)    The aggregate amount of Finance Charge
             Collections processed during the related Due
             Periods which was allocated in respect of the
             Class A Certificates.                            $67,958,843.01


      (d)    The aggregate amount of Principal Collections
             processed during the related Due Periods
             which was allocated in respect of the Class A
             Certificates.                                   $626,281,571.49


      (e)    The aggregate amount of Finance Charge
             Collections processed during the related Due
             Periods which was allocated in respect of the
             Class B Certificates.                             $3,582,567.01


      (f)    The aggregate amount of Principal Collections
             processed during the related Due Periods
             which was allocated in respect of the Class B
             Certificates.                                    $33,009,100.56


      (g)    The aggregate amount of Finance Charge
             Collections processed during the related Due
             Periods which was allocated in respect of the
             Seller Certificate.                           $1,228,379,356.88


      (h)    The aggregate amount of Principal Collections
             processed during the related Due Periods
             which was allocated in respect of the Seller
             Certificate.                                 $11,364,040,241.18


   2.  Investor Losses:  Reimbursement of Charge-Offs
       ----------------------------------------------
      (a)    The aggregate amount of Class A and Class B
             Investor Losses, as defined in the Agreement, during the related Due Periods.

                                       Class A                Class B
                                       -------                -------
                                             $0.00                  $0.00

      (b)    The amount of Class A and Class B Investor
             Losses set forth in paragraph (a) above, per $1,000 interest

                                           Class A                Class B
                                           -------                -------
                                           0.00000000             0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B
             Investor Losses

                                           Class A                Class B
                                           -------                -------
                                            $0.00                 $0.00


      (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                           Class A                Class B
                                           -------                -------
                                            0.00000000            0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 1999.

                                           Class A                Class B
                                           -------                -------
                                            $0.00                 $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                           Class A                Class B
                                           -------                -------
                                            0.00000000            0.00000000


   3. Investor Servicing Fee
      ----------------------
      (a)    The amount of Class A and Class B Monthly
             Servicing Fee payable by Trust to the
             Servicer for the year ended November 30, 1999.

                                           Class A                Class B
                                           -------                -------
                                        $6,999,999.96             $368,439.96


   4. Available Credit Enhancement Amount
      -----------------------------------
      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
             Enhancement in accordance with the Pooling and Servicing Agreement and its respective
             Series Supplement as of the Distribution Date prior to November 30, 1999.

                                            Shared Amount         Class B Amount
                                            -------------         --------------
                                                   $0.00          $27,631,650.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest and the Class B Investor Interest.

                                       Shared Amount         Class B Amount
                                       -------------         --------------
                                              0.00%               149.99%

   5. The Pool Factor
      ---------------
      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1999, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

         (a)    Class A and Class B Certificates.

                                          Class A                Class B
                                          -------                -------
                                          1.00000000             1.00000000

                           DISCOVER CARD MASTER TRUST
                                 Series 1998-2
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1999


Pursuant to the Series Supplement dated as of March 4, 1998, for Series 1998-2, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 1999. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 1999

   1. Class A Certificates
      --------------------
      (a)    The amount of distribution to Class A
             Certificateholders on the related
             Distribution Dates.

                                        Total          Interest        Principal
                             ---------------------------------------------------
                                $29,000,000.04   $29,000,000.04         $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                             ---------------------------------------------------
                                   $58.00000008     $58.00000008     $0.00000000

   2. Class B Certificates
      --------------------
      (a)    The amount of distribution to Class B
             Certificateholders on the related
             Distribution Dates.

                                        Total          Interest        Principal
                             ---------------------------------------------------
                                 $1,565,802.00    $1,565,802.00         $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                             ---------------------------------------------------
                                  $59.50000000     $59.50000000      $0.00000000

Series 1998-2

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables
      --------------------------
   (a)    The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods.                                      $5,072,424,985.16


   (b)    The aggregate amount of Principal Collections
          processed during the related Due Periods.    $46,819,203,364.03


   (c)    The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class A Certificates.                            $97,090,646.37


   (d)    The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class A
          Certificates.                                   $894,743,101.99


   (e)    The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class B Certificates.                             $5,102,122.87


   (f)    The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class B
          Certificates.                                    $47,026,600.07


   (g)    The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Seller Certificate.                           $1,228,379,356.88


   (h)    The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Seller
          Certificate.                                 $11,364,040,241.18


   2.  Investor Losses:  Reimbursement of Charge-Offs
   (a)    The aggregate amount of Class A and Class B
          Investor Losses, as defined in the Agreement, during the related Due Periods.

                                    Class A                Class B
                                    -------                -------
                                          $0.00                  $0.00

   (b)    The amount of Class A and Class B Investor
          Losses set forth in paragraph (a) above, per $1,000 interest

                                           Class A                Class B
                                           -------                -------
                                            0.00000000            0.00000000

   (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B
          Investor Losses

                                           Class A                Class B
                                           -------                -------
                                           $0.00                  $0.00


   (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                           Class A                Class B
                                           -------                -------
                                            0.00000000            0.00000000

   (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 1999.

                                           Class A                Class B
                                           -------                -------
                                           $0.00                  $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                           Class A                Class B
                                           -------                -------
                                           0.00000000             0.00000000


   3. Investor Servicing Fee
      ----------------------
      (a)    The amount of Class A and Class B Monthly
             Servicing Fee payable by Trust to the
             Servicer for the year ended November 30, 1999.

                                           Class A                Class B
                                           -------                -------
                                        $9,999,999.96             $526,320.00


   4. Available Credit Enhancement Amount
      -----------------------------------
      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
             Enhancement in accordance with the Pooling and Servicing Agreement and its respective
             Series Supplement as of the Distribution Date prior to November 30, 1999.

                                           Shared Amount         Class B Amount
                                           -------------         --------------
                                                  $0.00          $21,052,640.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest and the Class B Investor Interest.

                                           Shared Amount         Class B Amount
                                           -------------         --------------
                                                0.00%                80.00%

   5. The Pool Factor
      ---------------
      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1999, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a)    Class A and Class B Certificates.

                                           Class A                Class B
                                           -------                -------
                                           1.00000000             1.00000000

                           DISCOVER CARD MASTER TRUST
                                  Series 1998-3
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1999


Pursuant to the Series Supplement dated as of March 25, 1998, for Series 1998-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 1999. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 1999

    1.   Class A Certificates

         (a)  The amount of distribution to Class
              A Certificateholders on the related
              Distribution Dates.
                                        Total          Interest       Principal
                           ----------------------------------------------------

                               $39,974,438.98     $39,974,438.98          $0.00

         (b)  The amount of the distribution set
              forth in paragraph (a) above, per
              $1,000 interest.
                                        Total          Interest       Principal
                           ----------------------------------------------------

                                 $53.29925197      $53.29925197     $0.00000000

    2.   Class B Certificates

         (a)  The amount of distribution to Class
              B Certificateholders on the related
              Distribution Dates. Total Interest
              Principal
                                        Total          Interest       Principal
                           ----------------------------------------------------

                                $2,169,790.46      $2,169,790.46          $0.00

         (b)  The amount of the distribution
              set forth in paragraph (a)
              above, per $1,000 interest.

                                        Total          Interest       Principal
                           ----------------------------------------------------

                                 $54.96758525       $54.96758525    $0.00000000

Series 1998-3

B.  Information Regarding the Performance of the Trust

    1.   Collections of Receivables
[S]                                                          [C]

         (a)  The aggregate amount of Finance
              Charge Collections processed during
              the related Due Periods.                        $5,072,424,985.16


         (b)  The aggregate amount of Principal
              Collections processed during the
              related Due Periods.                           $46,819,203,364.03


         (c)  The aggregate amount of Finance
              Charge Collections processed during
              the related Due Periods which was
              allocated in respect of the Class A
              Certificates.                                     $145,616,023.94


         (d)  The aggregate amount of Principal
              Collections processed during the
              related Due Periods which was
              allocated in respect of the Class A
              Certificates.                                   $1,341,949,937.04


         (e)  The aggregate amount of Finance
              Charge Collections processed during
              the related Due Periods which was
              allocated in respect of the Class B
              Certificates.                                       $7,672,318.73


         (f)  The aggregate amount of Principal
              Collections processed during the
              related Due Periods which was
              allocated in respect of the Class B
              Certificates.                                      $70,697,354.15


         (g)  The aggregate amount of Finance
              Charge Collections processed during
              the related Due Periods which was
              allocated in respect of the Seller
              Certificate.                                    $1,228,379,356.88


         (h)  The aggregate amount of Principal
              Collections processed during the
              related Due Periods which was
              allocated in respect of the Seller
              Certificate.                                   $11,364,040,241.18


    2.   Investor Losses:  Reimbursement of Charge-Offs

         (a)  The aggregate amount of Class A and
              Class B Investor Losses, as defined
              in the Agreement, during the related
              Due Periods.

                                      Class A              Class B
                                      -------              -------

                                             $0.00                0.00

         (b)  The amount of Class A and Class B
              Investor Losses set forth in
              paragraph (a) above, per $1,000
              interest

                                      Class A              Class B
                                      -------              -------

                                       0.00000000           0.00000000

         (c)  The total amount reimbursed to the
              Trust in the current year pursuant
              to the Agreement, if any, in respect
              of Class A and Class B Investor
              Losses

                                      Class A              Class B
                                      -------              -------

                                             $0.00                 $0.00


         (d)  The amount set forth in paragraph
              (c)above, per $1,000 interest.

                                      Class A              Class B
                                      -------              -------

                                       0.00000000           0.00000000

         (e)  The aggregate amount of unreimbursed
              Class A and Class B Investor Losses
              in the Trust as of the end of the
              year ended November 30, 1999.

                                      Class A              Class B
                                      -------              -------

                                             $0.00                 $0.00

         (f)  The amount set forth in paragraph
              (e) above, per $1,000 interest.

                                      Class A              Class B
                                      -------              -------

                                       0.00000000           0.00000000


    3.   Investor Servicing Fee
         (a)  The amount of Class A and Class B
              Monthly Servicing Fee payable by
              Trust to the Servicer for the year
              ended November 30, 1999.

                                      Class A              Class B
                                      -------              -------

                                     $15,000,000.00        $789,480.00


    4.   Available Credit Enhancement Amount
         (a)  The Amount available to be drawn
              from both the shared and Class B
              portion of the Credit Enhancement in
              accordance with the Pooling and
              Servicing Agreement and its
              respective Series Supplement as of
              the Distribution Date prior to
              November 30, 1999.

                                      Shared Amount        Class B Amount
                                      -------------        --------------

                                                 $0.00        $59,210,550.00

         (b)  The amount set forth in paragraph
              (a) above as a percentage of the
              Series Investor Interest and the Class
              B Investor Interest.

                                      Shared Amount        Class B Amount
                                      -------------        --------------
                                         0.00%                150.00%
    5.   The Pool Factor

         The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1999, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

         (a)  Class A and Class B Certificates.

                                      Class A              Class B
                                      -------              -------

                                      1.00000000           1.00000000

                           DISCOVER CARD MASTER TRUST
                                  Series 1998-4
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1999


Pursuant to the Series Supplement dated as of April 9, 1998, for Series 1998-4, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 1999. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 1999

    1.   Class A Certificates

         (a)  The amount of distribution to Class
              A Certificateholders on the related
              Distribution Dates.

                                        Total          Interest       Principal
                           ----------------------------------------------------

                               $28,749,999.96     $28,749,999.96          $0.00

         (b)  The amount of the distribution set
              forth in paragraph (a) above, per
              $1,000 interest.

                                        Total          Interest       Principal
                           ----------------------------------------------------

                                 $57.49999992       $57.49999992    $0.00000000

        2. Class B Certificates

         (a)  The amount of distribution to Class
              B Certificateholders on the related
              Distribution Dates.
                                        Total          Interest       Principal
                           ----------------------------------------------------

                                $1,552,644.00      $1,552,644.00          $0.00

         (b)  The amount of the distribution set
              forth in paragraph (a) above, per
              $1,000 interest.
                                        Total          Interest       Principal
                           ----------------------------------------------------

                                 $59.00000000       $59.00000000    $0.00000000

Series 1998-4

B.  Information Regarding the Performance of the Trust

    1.   Collections of Receivables

         (a)  The aggregate amount of Finance
              Charge Collections processed during
              the related Due Periods.                        $5,072,424,985.16

         (b)  The aggregate amount of Principal
              Collections processed during the
              related Due Periods.                           $46,819,203,364.03

         (c)  The aggregate amount of Finance
              Charge Collections processed during
              the related Due Periods which was
              allocated in respect of the Class A
              Certificates.                                      $97,090,646.37

         (d)  The aggregate amount of Principal
              Collections processed during the
              related Due Periods which was
              allocated in respect of the Class A
              Certificates.                                     $894,743,101.99

         (e)  The aggregate amount of Finance
              Charge Collections processed during
              the related Due Periods which was
              allocated in respect of the Class B
              Certificates.                                       $5,102,122.87

         (f)  The aggregate amount of Principal
              Collections processed during the
              related Due Periods which was
              allocated in respect of the Class B
              Certificates.                                      $47,026,600.07

         (g)  The aggregate amount of Finance
              Charge Collections processed during
              the related Due Periods which was
              allocated in respect of the Seller
              Certificate.                                    $1,228,379,356.88

         (h)  The aggregate amount of Principal
              Collections processed during the
              related Due Periods which was
              allocated in respect of the Seller
              Certificate.                                   $11,364,040,241.18


    2.   Investor Losses:  Reimbursement of Charge-Offs

         (a)  The aggregate amount of Class A and
              Class B Investor Losses, as defined
              in the Agreement, during the related
              Due Periods.

                                         Class A                Class B
                                         -------                -------

                                               $0.00                  $0.00

         (b)  The amount of Class A and Class B
              Investor Losses set forth in
              paragraph (a) above, per $1,000
              interest

                                         Class A                Class B
                                         -------                -------

                                         0.00000000            0.00000000

         (c)  The total amount reimbursed to the
              Trust in the current year pursuant
              to the Agreement, if any, in respect
              of Class A and Class B Investor
              Losses

                                         Class A                Class B
                                         -------                -------

                                              $0.00                 $0.00


         (d)  The amount set forth in paragraph
              (c)above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------

                                          0.00000000             0.00000000

         (e)  The aggregate amount of unreimbursed
              Class A and Class B Investor Losses
              in the Trust as of the end of the
              year ended November 30, 1999.

                                         Class A                Class B
                                         -------                -------
                                              $0.00                 $0.00

         (f)  The amount set forth in paragraph
              (e) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------

                                         0.00000000            0.00000000


    3.   Investor Servicing Fee
         (a)  The amount of Class A and Class B
              Monthly Servicing Fee payable by
              Trust to the Servicer for the year
              ended November 30, 1999.

                                         Class A                Class B
                                         -------                -------

                                      $9,999,999.96             $526,320.00


    4.   Available Credit Enhancement Amount

         (a)  The Amount available to be drawn
              from both the shared and Class B
              portion of the Credit Enhancement in
              accordance with the Pooling and
              Servicing Agreement and its
              respective Series Supplement as of
              the Distribution Date prior to
              November 30, 1999.

                                     Shared Amount         Class B Amount
                                     -------------         --------------

                                              $0.00          $21,052,640.00

         (b)  The amount set forth in paragraph
              (a) above as a percentage of the
              Series Investor Interest and the Class
              B Investor Interest.

                                     Shared Amount         Class B Amount
                                     -------------         --------------

                                            0.00%                80.00%
    5.   The Pool Factor

         The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1999, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

         (a)  Class A and Class B Certificates.

                                         Class A                Class B
                                         -------                -------

                                        1.00000000             1.00000000

                           DISCOVER CARD MASTER TRUST
                                  Series 1998-6
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1999


Pursuant to the Series Supplement dated as of July 30, 1998, for Series 1998-6, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 1999. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 1999

    1.   Class A Certificates

         (a)  The amount of distribution to Class
              A Certificateholders on the related
              Distribution Dates.

                                        Total          Interest       Principal
                           ----------------------------------------------------

                               $28,031,250.00     $28,031,250.00          $0.00

         (b)  The amount of the distribution set
              forth in paragraph (a) above, per
              $1,000 interest.
                                        Total          Interest       Principal
                           ----------------------------------------------------

                                 $56.06250000       $56.06250000    $0.00000000

    2.   Class B Certificates

         (a)  The amount of distribution to Class
              B Certificateholders on the related
              Distribution Dates.

                                        Total          Interest       Principal
                           ----------------------------------------------------

                                $1,525,779.75      $1,525,779.75          $0.00

         (b)  The amount of the distribution set
              forth in paragraph (a) above, per
              $1,000 interest.
                                        Total          Interest       Principal
                           ----------------------------------------------------

                                 $57.97916667       $57.97916667    $0.00000000

Series 1998-6

B.  Information Regarding the Performance of the Trust

    1.   Collections of Receivables

         (a)  The aggregate amount of Finance
              Charge Collections processed during
              the related Due Periods.                        $5,072,424,985.16


         (b)  The aggregate amount of Principal
              Collections processed during the
              related Due Periods.                           $46,819,203,364.03


         (c)  The aggregate amount of Finance
              Charge Collections processed during
              the related Due Periods which was
              allocated in respect of the Class A
              Certificates.                                      $97,090,646.37


         (d)  The aggregate amount of Principal
              Collections processed during the
              related Due Periods which was
              allocated in respect of the Class A
              Certificates.                                     $894,743,101.99


         (e)  The aggregate amount of Finance
              Charge Collections processed during
              the related Due Periods which was
              allocated in respect of the Class B
              Certificates.                                       $5,102,122.87


         (f)  The aggregate amount of Principal
              Collections processed during the
              related Due Periods which was
              allocated in respect of the Class B
              Certificates.                                      $47,026,600.07


         (g)  The aggregate amount of Finance
              Charge Collections processed during
              the related Due Periods which was
              allocated in respect of the Seller
              Certificate.                                    $1,228,379,356.88


         (h)  The aggregate amount of Principal
              Collections processed during the
              related Due Periods which was
              allocated in respect of the Seller
              Certificate.                                   $11,364,040,241.18


    2.   Investor Losses:  Reimbursement of Charge-Offs

         (a)  The aggregate amount of Class A and
              Class B Investor Losses, as defined
              in the Agreement, during the related
              Due Periods.

                                         Class A                Class B
                                         -------                -------

                                               $0.00                  $0.00

         (b)  The amount of Class A and Class B
              Investor Losses set forth in
              paragraph (a) above, per $1,000
              interest

                                         Class A                Class B
                                         -------                -------

                                         0.00000000            0.00000000

         (c)  The total amount reimbursed to the
              Trust in the current year pursuant
              to the Agreement, if any, in respect
              of Class A and Class B Investor
              Losses

                                         Class A                Class B
                                         -------                -------

                                              $0.00                 $0.00


         (d)  The amount set forth in paragraph
              (c)above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------

                                         0.00000000            0.00000000

         (e)  The aggregate amount of unreimbursed
              Class A and Class B Investor Losses
              in the Trust as of the end of the
              year ended November 30, 1999.

                                         Class A                Class B
                                         -------                -------

                                              $0.00                 $0.00

         (f)  The amount set forth in paragraph
              (e) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------

                                         0.00000000             0.00000000


    3.   Investor Servicing Fee

         (a)  The amount of Class A and Class B
              Monthly Servicing Fee payable by
              Trust to the Servicer for the year
              ended November 30, 1999.

                                         Class A                Class B
                                         -------                -------

                                         $9,999,999.96          $526,320.00


    4.   Available Credit Enhancement Amount
         (a)  The Amount available to be drawn
              from both the shared and Class B
              portion of the Credit Enhancement in
              accordance with the Pooling and
              Servicing Agreement and its
              respective Series Supplement as of
              the Distribution Date prior to
              November 30, 1999.

                                     Shared Amount         Class B Amount
                                     -------------         --------------

                                              $0.00          $21,052,640.00

         (b)  The amount set forth in paragraph
              (a) above as a percentage of the
              Series Investor Interest and the Class
              B Investor Interest.

                                     Shared Amount         Class B Amount
                                     -------------         --------------

                                            0.00%                80.00%
5.  The Pool Factor

The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1999, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

    (a)  Class A and Class B Certificates.

                                         Class A                Class B
                                         -------                -------

                                        1.00000000             1.00000000

                           DISCOVER CARD MASTER TRUST
                                  Series 1998-7
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1999


Pursuant to the Series Supplement dated as of November 12, 1998, for Series 1998-7, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 1999. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 1999

    1.   Class A Certificates

         (a)  The amount of distribution to Class
              A Certificateholders on the related
              Distribution Dates.

                                        Total          Interest       Principal
                           ----------------------------------------------------

                               $56,466,666.70     $56,466,666.70          $0.00

         (b)  The amount of the distribution set
              forth in paragraph (a) above, per
              $1,000 interest.
                                        Total          Interest       Principal
                           ----------------------------------------------------

                                 $56.46666670       $56.46666670    $0.00000000

    2.   Class B Certificates

         (a)  The amount of distribution to Class
              B Certificateholders on the related
              Distribution Dates.

                                        Total          Interest       Principal
                           ----------------------------------------------------

                                $3,131,165.40      $3,131,165.40          $0.00

         (b)  The amount of the distribution set
              forth in paragraph (a) above, per
              $1,000 interest.
                                        Total          Interest       Principal
                           ----------------------------------------------------

                                 $59.49166667       $59.49166667    $0.00000000

Series 1998-7

B.  Information Regarding the Performance of the Trust

    1.   Collections of Receivables

         (a)  The aggregate amount of Finance
              Charge Collections processed during
              the related Due Periods.                        $5,072,424,985.16


         (b)  The aggregate amount of Principal
              Collections processed during the
              related Due Periods.                           $46,819,203,364.03


         (c)  The aggregate amount of Finance
              Charge Collections processed during
              the related Due Periods which was
              allocated in respect of the Class A
              Certificates.                                     $194,141,364.53


         (d)  The aggregate amount of Principal
              Collections processed during the
              related Due Periods which was
              allocated in respect of the Class A
              Certificates.                                   $1,789,155,779.22


         (e)  The aggregate amount of Finance
              Charge Collections processed during
              the related Due Periods which was
              allocated in respect of the Class B
              Certificates.                                      $10,203,383.81


         (f)  The aggregate amount of Principal
              Collections processed during the
              related Due Periods which was
              allocated in respect of the Class B
              Certificates.                                      $94,045,655.41


         (g)  The aggregate amount of Finance
              Charge Collections processed during
              the related Due Periods which was
              allocated in respect of the Seller
              Certificate.                                    $1,228,379,356.88


         (h)  The aggregate amount of Principal
              Collections processed during the
              related Due Periods which was
              allocated in respect of the Seller
              Certificate.                                   $11,364,040,241.18


    2.   Investor Losses:  Reimbursement of Charge-Offs

         (a)  The aggregate amount of Class A and
              Class B Investor Losses, as defined
              in the Agreement, during the related
              Due Periods.

                                         Class A                Class B
                                         -------                -------

                                               $0.00                  $0.00

         (b)  The amount of Class A and Class B
              Investor Losses set forth in
              paragraph (a) above, per $1,000
              interest

                                         Class A                Class B
                                         -------                -------

                                         0.00000000            0.00000000

         (c)  The total amount reimbursed to the
              Trust in the current year pursuant
              to the Agreement, if any, in respect
              of Class A and Class B Investor
              Losses

                                         Class A                Class B
                                         -------                -------

                                              $0.00                 $0.00


         (d)  The amount set forth in paragraph
              (c)above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------

                                         0.00000000            0.00000000

         (e)  The aggregate amount of unreimbursed
              Class A and Class B Investor Losses
              in the Trust as of the end of the
              year ended November 30, 1999.

                                         Class A                Class B
                                         -------                -------

                                              $0.00                 $0.00

         (f)  The amount set forth in paragraph
              (e) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------

                                         0.00000000            0.00000000


    3.   Investor Servicing Fee
         (a)  The amount of Class A and Class B
              Monthly Servicing Fee payable by
              Trust to the Servicer for the year
              ended November 30, 1999.

                                         Class A                Class B
                                         -------                -------

                                      $20,000,000.04           $1,052,640.00


    4.   Available Credit Enhancement Amount
         (a)  The Amount available to be drawn
              from both the shared and Class B
              portion of the Credit Enhancement in
              accordance with the Pooling and
              Servicing Agreement and its
              respective Series Supplement as of
              the Distribution Date prior to
              November 30, 1999.

                                     Shared Amount         Class B Amount
                                     -------------         --------------

                                              $0.00          $42,105,280.00

         (b)  The amount set forth in paragraph
              (a) above as a percentage of the
              Series Investor Interest and the Class
              B Investor Interest.

                                     Shared Amount         Class B Amount
                                     -------------         --------------

                                            0.00%                80.00%
5.  The Pool Factor

    The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1999, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

         (a)  Class A and Class B Certificates.

                                         Class A                Class B
                                         -------                -------

                                        1.00000000             1.00000000

                           DISCOVER CARD MASTER TRUST
                                  Series 1999-1
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1999


Pursuant to the Series Supplement dated as of February 9, 1999, for Series 1999-1, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 1999. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 1999

    1.   Class A Certificates

         (a)  The amount of distribution to Class
              A Certificateholders on the related
              Distribution Dates.

                                        Total           Interest      Principal
                           ----------------------------------------------------

                               $13,691,666.65     $13,691,666.65          $0.00

         (b)  The amount of the distribution set
              forth in paragraph (a) above, per
              $1,000 interest.
                                        Total           Interest      Principal
                           ----------------------------------------------------

                                 $27.38333330       $27.38333330    $0.00000000

    2.   Class B Certificates

         (a)  The amount of distribution to Class
              B Certificateholders on the related
              Distribution Dates.

                                        Total           Interest      Principal
                           ----------------------------------------------------

                                  $754,611.30        $754,611.30          $0.00

         (b)  The amount of the distribution set
              forth in paragraph (a) above, per
              $1,000 interest.
                                        Total           Interest      Principal
                           ----------------------------------------------------

                                   $28.67500000     $28.67500000     $0.00000000

Series 1999-1

B.  Information Regarding the Performance of the Trust

    1.   Collections of Receivables

         (a)  The aggregate amount of Finance
              Charge Collections processed during
              the related Due Periods.                        $5,072,424,985.16


         (b)  The aggregate amount of Principal
              Collections processed during the
              related Due Periods.                           $46,819,203,364.03


         (c)  The aggregate amount of Finance
              Charge Collections processed during
              the related Due Periods which was
              allocated in respect of the Class A
              Certificates.                                      $73,220,265.27


         (d)  The aggregate amount of Principal
              Collections processed during the
              related Due Periods which was
              allocated in respect of the Class A
              Certificates.                                     $677,797,809.70


         (e)  The aggregate amount of Finance
              Charge Collections processed during
              the related Due Periods which was
              allocated in respect of the Class B
              Certificates.                                       $3,853,992.80


         (f)  The aggregate amount of Principal
              Collections processed during the
              related Due Periods which was
              allocated in respect of the Class B
              Certificates.                                      $35,676,208.85


         (g)  The aggregate amount of Finance
              Charge Collections processed during
              the related Due Periods which was
              allocated in respect of the Seller
              Certificate.                                    $1,228,379,356.88


         (h)  The aggregate amount of Principal
              Collections processed during the
              related Due Periods which was
              allocated in respect of the Seller
              Certificate.                                   $11,364,040,241.18


    2.   Investor Losses:  Reimbursement of Charge-Offs

         (a)  The aggregate amount of Class A and
              Class B Investor Losses, as defined
              in the Agreement, during the related
              Due Periods.

                                         Class A                Class B
                                         -------                -------

                                               $0.00                  $0.00

         (b)  The amount of Class A and Class B
              Investor Losses set forth in
              paragraph (a) above, per $1,000
              interest

                                         Class A                Class B
                                         -------                -------

                                         0.00000000            0.00000000

         (c)  The total amount reimbursed to the
              Trust in the current year pursuant
              to the Agreement, if any, in respect
              of Class A and Class B Investor
              Losses

                                         Class A                Class B
                                         -------                -------

                                              $0.00                 $0.00


         (d)  The amount set forth in paragraph
              (c)above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------

                                         0.00000000            0.00000000

         (e)  The aggregate amount of unreimbursed
              Class A and Class B Investor Losses
              in the Trust as of the end of the
              year ended November 30, 1999.

                                         Class A                Class B
                                         -------                -------

                                              $0.00                 $0.00

         (f)  The amount set forth in paragraph
              (e) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------

                                         0.00000000            0.00000000


    3.   Investor Servicing Fee
         (a)  The amount of Class A and Class B
              Monthly Servicing Fee payable by
              Trust to the Servicer for the year
              ended November 30, 1999.

                                         Class A                Class B
                                         -------                -------

                                         $7,499,999.97          $394,740.00


    4.   Available Credit Enhancement Amount
         (a)  The Amount available to be drawn
              from both the shared and Class B
              portion of the Credit Enhancement in
              accordance with the Pooling and
              Servicing Agreement and its
              respective Series Supplement as of
              the Distribution Date prior to
              November 30, 1999.

                                     Shared Amount         Class B Amount
                                     -------------         --------------

                                              $0.00          $21,052,640.00

         (b)  The amount set forth in paragraph
              (a) above as a percentage of the
              Series Investor Interest and the Class
              B Investor Interest.

                                     Shared Amount         Class B Amount
                                     -------------         --------------

                                          0.00%                80.00%
    5.   The Pool Factor

         The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1999, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

         (a)  Class A and Class B Certificates.

                                         Class A                Class B
                                         -------                -------

                                        1.00000000             1.00000000

                           DISCOVER CARD MASTER TRUST
                                  Series 1999-2
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1999


Pursuant to the Series Supplement dated as of March 10, 1999, for Series 1999-2, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 1999. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 1999

    1.   Class A Certificates

         (a)  The amount of distribution to Class
              A Certificateholders on the related
              Distribution Dates.
                                        Total           Interest      Principal
                           ----------------------------------------------------

                               $17,618,055.54     $17,618,055.54          $0.00

         (b)  The amount of the distribution set
              forth in paragraph (a) above, per
              $1,000 interest.
                                        Total           Interest      Principal
                           ----------------------------------------------------

                                 $35.23611108       $35.23611108    $0.00000000

    2.   Class B Certificates

         (a)  The amount of distribution to Class
              B Certificateholders on the related
              Distribution Dates.
                                       Total            Interest       Principal
                           -----------------------------------------------------

                                    $958,706.50      $958,706.50           $0.00

         (b)  The amount of the distribution set
              forth in paragraph (a) above, per
              $1,000 interest.

                                        Total           Interest      Principal
                           ----------------------------------------------------

                                 $36.43055556       $36.43055556    $0.00000000

Series 1999-2

B.  Information Regarding the Performance of the Trust

    1.   Collections of Receivables

         (a)  The aggregate amount of Finance
              Charge Collections processed during
              the related Due Periods.                        $5,072,424,985.16


         (b)  The aggregate amount of Principal
              Collections processed during the
              related Due Periods.                           $46,819,203,364.03


         (c)  The aggregate amount of Finance
              Charge Collections processed during
              the related Due Periods which was
              allocated in respect of the Class A
              Certificates.                                      $64,988,167.09


         (d)  The aggregate amount of Principal
              Collections processed during the
              related Due Periods which was
              allocated in respect of the Class A
              Certificates.                                     $610,219,118.10


         (e)  The aggregate amount of Finance
              Charge Collections processed during
              the related Due Periods which was
              allocated in respect of the Class B
              Certificates.                                       $3,420,630.80


         (f)  The aggregate amount of Principal
              Collections processed during the
              related Due Periods which was
              allocated in respect of the Class B
              Certificates.                                      $32,118,666.66


         (g)  The aggregate amount of Finance
              Charge Collections processed during
              the related Due Periods which was
              allocated in respect of the Seller
              Certificate.                                    $1,228,379,356.88


         (h)  The aggregate amount of Principal
              Collections processed during the
              related Due Periods which was
              allocated in respect of the Seller
              Certificate.                                   $11,364,040,241.18


    2.   Investor Losses:  Reimbursement of Charge-Offs

         (a)  The aggregate amount of Class A and
              Class B Investor Losses, as defined
              in the Agreement, during the related
              Due Periods.

                                         Class A                Class B
                                         -------                -------

                                               $0.00                  $0.00

         (b)  The amount of Class A and Class B
              Investor Losses set forth in
              paragraph (a) above, per $1,000
              interest

                                         Class A                Class B
                                         -------                -------

                                         0.00000000            0.00000000

         (c)  The total amount reimbursed to the
              Trust in the current year pursuant
              to the Agreement, if any, in respect
              of Class A and Class B Investor
              Losses

                                         Class A                Class B
                                         -------                -------

                                              $0.00                 $0.00


         (d)  The amount set forth in paragraph
              (c)above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------

                                         0.00000000            0.00000000

         (e)  The aggregate amount of unreimbursed
              Class A and Class B Investor Losses
              in the Trust as of the end of the
              year ended November 30, 1999.

                                         Class A                Class B
                                         -------                -------

                                              $0.00                 $0.00

         (f)  The amount set forth in paragraph
              (e) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------

                                         0.00000000            0.00000000


    3.   Investor Servicing Fee
         (a)  The amount of Class A and Class B
              Monthly Servicing Fee payable by
              Trust to the Servicer for the year
              ended November 30, 1999.

                                         Class A                Class B
                                         -------                -------

                                         $6,666,666.64          $350,880.00


    4.   Available Credit Enhancement Amount
         (a)  The Amount available to be drawn
              from both the shared and Class B
              portion of the Credit Enhancement in
              accordance with the Pooling and
              Servicing Agreement and its
              respective Series Supplement as of
              the Distribution Date prior to
              November 30, 1999.

                                     Shared Amount         Class B Amount
                                     -------------         --------------

                                              $0.00          $21,052,640.00

         (b)  The amount set forth in paragraph
              (a) above as a percentage of the
              Series Investor Interest and the Class
              B Investor Interest.

                                     Shared Amount         Class B Amount
                                     -------------         --------------

                                            0.00%                80.00%
5.  The Pool Factor

    The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1999, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

    (a)  Class A and Class B Certificates.

                                         Class A                Class B
                                         -------                -------

                                        1.00000000             1.00000000

                           DISCOVER CARD MASTER TRUST
                                 Series 1999-3
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1999


Pursuant to the Series Supplement dated as of April 6, 1999, for Series 1999-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 1999. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 1999

    1.   Class A Certificates
         --------------------
         (a)  The amount of distribution to Class
              A Certificateholders on the related
              Distribution Dates. Total Interest
              Principal
                                        Total           Interest      Principal
                           ----------------------------------------------------
                               $16,271,785.27     $16,271,785.27         $0.00

         (b)  The amount of the distribution set
              forth in paragraph (a) above, per
              $1,000 interest.
                                        Total           Interest      Principal
                           ----------------------------------------------------
                                 $32.54357054       $32.54357054    $0.00000000

    2.   Class B Certificates
         --------------------
         (a)  The amount of distribution to Class
              B Certificateholders on the related
              Distribution Dates.
                                        Total           Interest      Principal
                           ----------------------------------------------------
                                  $889,019.21        $889,019.21          $0.00

         (b)  The amount of the distribution set
              forth in paragraph (a) above, per
              $1,000 interest.
                                        Total           Interest      Principal
                           ----------------------------------------------------
                                 $33.78245972     $  33.78245972    $0.00000000

Series 1999-3

B.  Information Regarding the Performance of the Trust

    1.   Collections of Receivables
         --------------------------
         (a)  The aggregate amount of Finance
              Charge Collections processed during
              the related Due Periods.                        $5,072,424,985.16


         (b)  The aggregate amount of Principal
              Collections processed during the
              related Due Periods.                           $46,819,203,364.03


         (c)  The aggregate amount of Finance Charge
              Collections processed during the related Due
              Periods which was allocated in respect of
              the Class A Certificates.                          $56,786,763.82


           (d) The aggregate amount of Principal Collections
               processed during the related Due Periods which
               was allocated in respect of the Class A
               Certificates.                                    $529,390,079.76


           (e) The aggregate amount of Finance Charge
               Collections processed during the related Due
               Periods which was allocated in respect of
               the Class B Certificates.                          $2,989,001.08


           (f) The aggregate amount of Principal Collections
               processed during the related Due Periods which
               was allocated in respect of the Class B
               Certificates.                                     $27,864,734.28


           (g) The aggregate amount of Finance Charge
               Collections processed during the related Due
               Periods which was allocated in respect of the
               Seller Certificate.                            $1,228,379,356.88


           (h) The aggregate amount of Principal Collections
               processed during the related Due Periods which
               was allocated in respect of the Seller
               Certificate.                                  $11,364,040,241.18


        2.  Investor Losses:  Reimbursement of Charge-Offs
            ----------------------------------------------
           (a) The aggregate amount of Class A and Class B Investor Losses, as defined in the Agreement, during the related Due Periods.

                                         Class A                Class B
                                         -------                -------
                                               $0.00                  $0.00

      (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                           Class A                Class B
                                           -------                -------
                                           0.00000000             0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                           Class A                Class B
                                           -------                -------
                                           $0.00                  $0.00


      (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                           Class A                Class B
                                           -------                -------
                                           0.00000000             0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 1999.

                                           Class A                Class B
                                           -------                -------
                                           $0.00                  $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                           Class A                Class B
                                           -------                -------
                                           0.00000000             0.00000000


   3. Investor Servicing Fee
      ----------------------
      (a) The amount of Class A and Class B Monthly Servicing Fee payable by Trust to the Servicer for the year ended November 30, 1999.

                                           Class A                Class B
                                           -------                -------
                                        $5,833,333.31             $307,020.00


   4. Available Credit Enhancement Amount
      -----------------------------------
      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1999.

                                            Shared Amount         Class B Amount
                                            -------------         --------------
                                                   $0.00          $39,473,700.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest and the Class B Investor Interest.

                                           Shared Amount         Class B Amount
                                           -------------         --------------
                                               0.00%                 150.00%
   5. The Pool Factor
      ---------------
      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1999, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor
      Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                           Class A                Class B
                                           -------                -------
                                           1.00000000             1.00000000

                         DISCOVER CARD MASTER TRUST
                                Series 1999-4
                   Credit Card Pass - Through Certificates

                        Distribution and Performance
                       Annual Aggregate Report - 1999


Pursuant to the Series Supplement dated as of April 27, 1999, for Series 1999-4, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 1999. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 1999

   1. Class A Certificates
      --------------------
      (a) The amount of distribution to Class A
          Certificateholders on the related Distribution
          Dates.
                                        Total          Interest        Principal
                             ---------------------------------------------------
                               $26,413,749.98    $26,413,749.98            $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                             ---------------------------------------------------
                                 $31.07499998      $31.07499998      $0.00000000

   2. Class B Certificates
      --------------------
      (a) The amount of distribution to Class
          B Certificateholders on the related Distribution
          Dates.
                                        Total          Interest        Principal
                             ---------------------------------------------------
                                $1,439,413.01     $1,439,413.01            $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                             ---------------------------------------------------
                                 $32.17500078      $32.17500078      $0.00000000

Series 1999-4

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables
      --------------------------
      (a) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods.            $5,072,424,985.16


      (b) The aggregate amount of Principal Collections
          processed during the related Due Periods.           $46,819,203,364.03


      (c) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Class A Certificates.       $96,536,618.51


      (d) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Class A Certificates.      $899,955,217.82


      (e) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Class B Certificates.        $5,081,308.71


      (f) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Class B Certificates.       $47,370,071.58


      (g) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.      $1,228,379,356.88


      (h) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.     $11,364,040,241.18


   2.  Investor Losses:  Reimbursement of Charge-Offs
       ----------------------------------------------
      (a) The aggregate amount of Class A and Class B Investor Losses, as defined in the Agreement, during the related Due Periods.

                                    Class A                Class B
                                    -------                -------
                                          $0.00                  $0.00

      (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                            Class A               Class B
                                            -------               -------
                                            0.00000000            0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                            Class A               Class B
                                            -------               -------
                                            $0.00                 $0.00


      (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                            Class A               Class B
                                            -------               -------
                                            0.00000000            0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 1999.

                                            Class A               Class B
                                            -------               -------
                                            $0.00                 $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                            Class A               Class B
                                            -------               -------
                                            0.00000000            0.00000000


   3. Investor Servicing Fee
      ----------------------
      (a) The amount of Class A and Class B Monthly Servicing Fee payable by Trust to the Servicer for the year ended November 30, 1999.

                                            Class A               Class B
                                            -------               -------
                                        $9,916,666.69             $521,931.69


   4. Available Credit Enhancement Amount
      -----------------------------------
      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1999.

                                            Shared Amount         Class B Amount
                                            -------------         --------------
                                                   $0.00          $35,789,480.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest and the Class B Investor Interest.

                                            Shared Amount         Class B Amount
                                            -------------         --------------
                                                0.00%                  80.00%
   5. The Pool Factor
      ---------------
      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1999, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor
      Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                            Class A               Class B
                                            -------               -------
                                           1.00000000             1.00000000

                           DISCOVER CARD MASTER TRUST
                                 Series 1999-5
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 1999


Pursuant to the Series Supplement dated as of June 15, 1999, for Series 1999-5, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 1999. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 1999

   1. Class A Certificates
      --------------------
      (a) The amount of distribution to Class A
          Certificateholders on the related Distribution
          Dates.
                                        Total          Interest        Principal
                             ---------------------------------------------------
                               $11,527,517.36    $11,527,517.36            $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                             ---------------------------------------------------
                                 $23.05503472      $23.05503472      $0.00000000

   2. Class B Certificates
      --------------------
      (a) The amount of distribution to Class
          B Certificateholders on the related Distribution
          Dates.
                                        Total          Interest        Principal
                             ---------------------------------------------------
                                  $632,440.19       $632,440.19            $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                             ---------------------------------------------------
                                 $24.03253496      $24.03253496      $0.00000000

Series 1999-5

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables
      --------------------------
      (a) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods.            $5,072,424,985.16


      (b) The aggregate amount of Principal Collections
          processed during the related Due Periods.           $46,819,203,364.03


      (c) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Class A Certificates.       $40,870,308.78


      (d) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Class A Certificates.      $383,657,510.99


      (e) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Class B Certificates.        $2,151,259.87


      (f) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Class B Certificates.       $20,194,194.12


      (g) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.      $1,228,379,356.88


      (h) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.     $11,364,040,241.18


   2.  Investor Losses:  Reimbursement of Charge-Offs
       ----------------------------------------------
      (a) The aggregate amount of Class A and Class B Investor Losses, as defined in the Agreement, during the related Due Periods.

                                    Class A                Class B
                                    -------                -------
                                          $0.00                  $0.00

      (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                            Class A                Class B
                                            -------                -------
                                            0.00000000             0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                            Class A                Class B
                                            -------                -------
                                            $0.00                  $0.00


      (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                            Class A                Class B
                                            -------                -------
                                            0.00000000             0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 1999.

                                            Class A                Class B
                                            -------                -------
                                            $0.00                  $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                            Class A                Class B
                                            -------                -------
                                            0.00000000             0.00000000


   3. Investor Servicing Fee
      ----------------------
      (a) The amount of Class A and Class B Monthly Servicing Fee payable by Trust to the Servicer for the year ended November 30, 1999.

                                            Class A                Class B
                                            -------                -------
                                         $4,166,666.65             $219,300.00


   4. Available Credit Enhancement Amount
      -----------------------------------
      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1999.

                                            Shared Amount         Class B Amount
                                            -------------         --------------
                                                   $0.00          $39,473,700.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest and the Class B Investor Interest.

                                            Shared Amount         Class B Amount
                                            -------------         --------------
                                                0.00%                 150.00%
   5. The Pool Factor
      ---------------
      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1999, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor
      Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.
                                            Class A                Class B
                                            -------                -------
                                            1.00000000             1.00000000

                         DISCOVER CARD MASTER TRUST
                               Series 1994-A
                   Credit Card Pass - Through Certificates

                        Distribution and Performance
                       Annual Aggregate Report - 1999


Pursuant to the Series Supplement dated as of December 20, 1994, for Series 1994-A, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 1999. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 1999

   1. Class A Certificates
      --------------------
      (a) The amount of distribution to Class A
          Certificateholders on the related Distribution
          Dates.
                                        Total          Interest        Principal
                             ---------------------------------------------------
                              $137,329,493.21    $137,329,493.21           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                             ---------------------------------------------------
                                 $53.85470322      $53.85470322      $0.00000000

   2. Class B Certificates
      --------------------
      (a) The amount of distribution to Class
          B Certificateholders on the related Distribution
          Dates.
                                        Total          Interest        Principal
                             ---------------------------------------------------
                                        $0.00             $0.00            $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total          Interest        Principal
                             ---------------------------------------------------
                                  $0.00000000       $0.00000000      $0.00000000

Series 1994-A

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables
      --------------------------
      (a) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods.            $5,072,424,985.16


      (b) The aggregate amount of Principal Collections
          processed during the related Due Periods.           $46,819,203,364.03


      (c) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Class A Certificates.      $495,108,946.45


      (d) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Class A Certificates.    $4,562,747,637.21


      (e) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Class B Certificates.                $0.00


      (f) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Class B Certificates.                $0.00


      (g) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.      $1,228,379,356.88


      (h) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.     $11,364,040,241.18


   2.  Investor Losses:  Reimbursement of Charge-Offs
       ----------------------------------------------
      (a) The aggregate amount of Class A and Class B Investor Losses, as defined in the Agreement, during the related Due Periods.

                                    Class A                Class B
                                    -------                -------
                                          $0.00                  $0.00

      (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                            Class A                Class B
                                            -------                -------
                                            0.00000000             0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                            Class A                Class B
                                            -------                -------
                                            $0.00                  $0.00


      (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                            Class A                Class B
                                            -------                -------
                                            0.00000000             0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 1999.

                                            Class A                Class B
                                            -------                -------
                                            $0.00                  $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                            Class A                Class B
                                            -------                -------
                                            0.00000000             0.00000000


   3. Investor Servicing Fee
      ----------------------
      (a) The amount of Class A and Class B Monthly Servicing Fee payable by Trust to the Servicer for the year ended November 30, 1999.

                                            Class A                Class B
                                            -------                -------
                                            $51,000,000.00         $0.00


   4. Available Credit Enhancement Amount
      -----------------------------------
      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 1999.

                                            Shared Amount         Class B Amount
                                            -------------         --------------
                                            $204,000,000.00       $0.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest and the Class B Investor Interest.

                                            Shared Amount         Class B Amount
                                            -------------         --------------
                                                8.00%                  0.00%
   5. The Pool Factor
      ---------------
      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 1999, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor
      Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.
                                            Class A                Class B
                                            -------                -------
                                            1.00000000             0.00000000